EXHIBIT 21
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                           SUBSIDIARIES OF NEXEN INC.
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Canadian Nexen Petroleum Yemen
A partnership doing business in Yemen

Canadian Nexen Yemen Ltd.
Incorporated pursuant to the laws of Alberta

Canadian Petroleum Australia Holdings Limited
Incorporated pursuant to the laws of Jersey

Canadian Petroleum Ecuador Limited
Incorporated pursuant to the laws of Jersey

Canadian Petroleum Financial Services Corporation
Incorporated pursuant to the laws of Ireland

Canadian Petroleum Holdings B.V.
Incorporated pursuant to the laws of the Netherlands

Canadian Petroleum North Africa Holdings Limited
Incorporated pursuant to the laws of Jersey

Canadian Petroleum Vietnam Ltd.
Incorporated pursuant to the laws of Barbados

Canadian Petroleum West Africa Holdings Limited
Incorporated pursuant to the laws of Jersey

Canadian Petroleum Yemen Limited
Incorporated pursuant to the laws of Jersey

CanadianOxy Offshore Production Co.
Incorporated pursuant to the laws of Delaware

France Financial Consulting Inc.
Incorporated pursuant to the laws of Alberta

ICH Capital Management Hungary Limited Liability Company
Incorporated pursuant to the laws of Hungary

ICM Assurance Ltd.
Incorporated pursuant to the laws of Barbados

International Capital Corporation Ltd.
Incorporated pursuant to the laws of Barbados

International Capital Holdings Limited
Incorporated pursuant to the laws of Malta

Nexen Canada Ltd.
Incorporated pursuant to the laws of Saskatchewan

Nexen Chemicals (B.C.) Ltd.
Incorporated pursuant to the laws of British Columbia


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Nexen Chemicals Canada Limited Partnership
A partnership formed pursuant to the laws of British Columbia

Nexen Chemicals Canada Ltd.
Incorporated pursuant to the laws of Alberta

Nexen Chemicals Holdings International Limited
Incorporated pursuant to the laws of Jersey

Nexen Chemicals Holdings U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen Chemicals U.S.A.
A partnership formed pursuant to the laws of Delaware

Nexen Chemicals U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen E & P Services Nigeria Limited
Incorporated pursuant to the laws of Nigeria

Nexen Energy Holdings International Limited
Incorporated pursuant to the laws of Jersey

Nexen Energy Services International Ltd.
Incorporated pursuant to the laws of the United Kingdom

Nexen Field Services Nigeria Limited
Incorporated pursuant to the laws of Nigeria

Nexen Holdings Canada Ltd.
Incorporated pursuant to the laws of Alberta

Nexen Holdings U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen Marketing
A partnership formed pursuant to the laws of Alberta

Nexen Marketing International Ltd.
Incorporated pursuant to the laws of Barbados

Nexen Marketing Singapore Pte Ltd.
Incorporated pursuant to the laws of Singapore

Nexen Marketing U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen No. 2 Ltd.
Incorporated pursuant to the laws of Alberta

Nexen of California, Inc.
Incorporated pursuant to the laws of Delaware

Nexen Oil and Gas U.S.A. Inc.
Incorporated pursuant to the laws of Wyoming

Nexen Oilfield Services Nigeria Ltd.
Incorporated pursuant to the laws of Barbados


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Nexen Petroleum Australia Pty Limited
Incorporated pursuant to the laws of Australia

Nexen Petroleum Canada
A partnership formed pursuant to the Laws of Saskatchewan

Nexen Petroleum Capital Management U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen Petroleum Colombia Limited
Incorporated pursuant to the laws of Jersey

Nexen Petroleum do Brasil Ltda.
Incorporated pursuant to the laws of Brazil

Nexen Petroleum Exploration and Production Nigeria Limited
Incorporated pursuant to the laws of Nigeria

Nexen Petroleum Holdings Australia Pty Limited
Incorporated pursuant to the laws of Australia

Nexen Petroleum Holdings U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen Petroleum Indonesia Ltd.
Incorporated pursuant to the laws of Alberta

Nexen Petroleum International Ltd.
Incorporated pursuant to the laws of Alberta

Nexen Petroleum International (U.S.A.) Inc.
Incorporated pursuant to the laws of Delaware

Nexen Petroleum Manna Ltd.
Incorporated pursuant to the laws of Alberta

Nexen Petroleum Nigeria Limited
Incorporated pursuant to the laws of Nigeria

Nexen Petroleum Nigeria Offshore Ltd.
Incorporated pursuant to the laws of Alberta

Nexen Petroleum Offshore Brazil Ltd.
Incorporated pursuant to the laws of Alberta

Nexen Petroleum Offshore Systems U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen Petroleum Offshore U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen Petroleum Operations Yemen Limited
     (formerly Nexen Petroleum Operations Ltd.
     Incorporated pursuant to the laws of Bermuda)
Continued pursuant to the laws of Jersey

Nexen Petroleum Resources Nigeria Limited
Incorporated pursuant to the laws of Nigeria


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Nexen Petroleum Sales U.S.A. Inc.
Incorporated pursuant to the laws of Texas

Nexen Petroleum U.S.A. Inc.
Incorporated pursuant to the laws of Delaware

Nexen Services (Barbados) Ltd.
Incorporated pursuant to the laws of Barbados

Nexen Services Jersey Limited
Incorporated pursuant to the laws of Jersey

Nexen Quimica Brasil Ltda.
Incorporated pursuant to the laws of Brazil

Wascana Energy 2001 Ltd.
Incorporated pursuant to the laws of Saskatchewan




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